Prospectus supplement dated May 14, 2015
to the following prospectus(es):
America's marketFLEX Advisor Annuity prospectus dated May 1, 2015
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
1) Effective May 1, 2015, the Underlying Mutual Fund Annual Expenses and Example sections of the prospectus are deleted in their entirety and replaced with the following:
Underlying Mutual Fund Annual Expenses
The next table provides the minimum and maximum total operating expenses, as of December 31, 2014, charged by the underlying mutual funds that the Contract Owner may pay periodically during the life of the contract. The table does not reflect Short-Term Trading Fees. More detail concerning each underlying mutual fund's fees and expenses is contained in the prospectus for each underlying mutual fund.
Total Annual Underlying Mutual Fund Operating Expenses
	Minimum	Maximum
(expenses that are deducted from underlying mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses, as a percentage of average underlying mutual fund assets)	0.32%	8.84%
The minimum and maximum underlying mutual fund operating expenses indicated above do not reflect voluntary or contractual reimbursements and/or waivers applied to some underlying mutual funds. Therefore, actual expenses could be lower. Refer to the underlying mutual fund prospectuses for specific expense information.
Example
This Example is intended to help Contract Owners compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract fees, Variable Account annual expenses, and underlying mutual fund fees and expenses. The Example does not reflect premium taxes or Short-Term Trading Fees which, if reflected, would result in higher expenses.
The Example assumes:
•	a $10,000 investment in the contract for the time periods indicated;
•	a 5% return each year;
•	the maximum and the minimum fees and expenses of any of the underlying mutual funds; and
•	the total Variable Account charges associated with the most expensive combination of optional benefits (1.20%).
For those contracts that do not elect the most expensive combination of optional benefits, the expenses would be lower.
	If you surrender your contract at the end of the applicable time period				If you annuitize your contract at the end of the applicable time period				If you do not surrender your contract
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
Maximum Total Underlying Mutual Fund Operating Expenses (8.84%)	$1,054	$2,991	$4,718	$8,266	*	$2,991	$4,718	$8,266	$1,054	$2,991	$4,718	$8,266
Minimum Total Underlying Mutual Fund Operating Expenses (0.32%)	$ 160	$ 495	$ 854	$1,864	*	$ 495	$ 854	$1,864	$ 160	$ 495	$ 854	$1,864
*	The contracts sold under this prospectus do not permit annuitization during the first two Contract Years.

2) The prospectus offers the following underlying mutual funds as investment options under the contract. Effective May 1, 2015, the names of the investment options are updated as indicated below:
CURRENT NAME	UPDATED NAME
The Universal Institutional Funds, Inc. - Global Tactical Asset Allocation Portfolio: Class II	The Universal Institutional Funds, Inc. - Global Strategist Portfolio: Class II
PIMCO Variable Insurance Trust - Global Bond (Unhedged): Advisor Class	PIMCO Variable Insurance Trust - Global Bond Portfolio (Unhedged): Advisor Class